November 18, 2016

DREYFUS OPPORTUNITY FUNDS

Dreyfus Natural Resources Fund

Supplement to Summary and Statutory Prospectus

dated February 1, 2016

The following changes will take effect on December 19, 2016:

The following sentence replaces the last sentence of the sections entitled "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the statutory prospectus:

The fund may invest in foreign securities, including emerging markets securities, without limitation.

The following sentence replaces the sixth sentence of the first paragraph of the section entitled "Fund Details – Goal and Approach" in the statutory prospectus:

The fund may invest in foreign securities (i.e., securities issued by companies organized under the laws of countries other than the U.S.), including emerging markets securities, without limitation.

6006STK1116